Exhibit 3.5(a)

[State of California Seal]	State of California Secretary of State Bill Jones STATEMENT OF PARTNERSHIP AUTHORITY	Form GP-1

IMPORTANT — Read instructions on back before completing form.

NAME OF PARTNERSHIP

Aliso Viejo Golf Club Joint Venture, a California general partnership

STREET ADDRESS OF CHIEF EXECUTIVE OFFICE	CITY/STATE/COUNTRY	ZIP CODE
6 Upper Newport Plaza	Newport Beach, CA	92660

STREET ADDRESS OF A CALIFORNIA OFFICE, IF ANY	CITY	ZIP CODE
6 Upper Newport Plaza	Newport Beach, CALIFORNIA	92660

☐ A. LIST THE FULL NAMES AND MAILING ADDRESSES OF ALL PARTNERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)	OR:	☐ B. STATE THE FULL NAME AND MAILING ADDRESS OF AN AGENT APPOINTED AND MAINTAINED BY THE PARTNERSHIP WHO WILL MAINTAIN A LIST OF THE NAMES AND MAILING ADDRESSES OF ALL PARTNERS.

NAME: Aliso Viejo Golf LP, a California limited partnership			NAME:

ADDRESS: 6 Upper Newport Plaza			ADDRESS:

CITY:	STATE/COUNTRY:	ZIP CODE:	CITY:
Newport Beach	CA	92660

NAME: LEGAV Corporation, a California corporation			STATE/COUNTRY:

ADDRESS: P.O. Box 819012

CITY:	STATE/COUNTRY:	ZIP CODE:	ZIP CODE:
Dallas	TX	75381

NAMES OF ALL PARTNERS AUTHORIZED TO EXECUTE INSTRUMENTS TRANSFERRING REAL PROPERTY HELD IN THE NAME OF THE PARTNERSHIP (ATTACH ADDITIONAL PAGES. IF NECESSARY)
PARTNER NAME:	Aliso Viejo Golf LP, a California Limited Partnership and		PARTNER NAME:
PARTNER NAME:	LEGAV Corporation (acting jointly)		PARTNER NAME:
PARTNER NAME:	A California Corporation		PARTNER NAME:

OTHER MATTERS, IF ANY: [ATTACH ADDITIONAL PAGES, IF NECESSARY]

NUMBER OF PAGES ATTACHED, IF ANY:

DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT.	For Secretary Of State Use

Aliso Viejo Golf LP, a California Limited Partnership	File # 301997170004
By:	Glenwood Golf Corporation,	6/16/97
a California corporation,	DATE EXECUTED	DOCUMENT # (112)
its general partner
By:	/s/ Paul N. Donnelly	Orange County, Ca.
Paul N. Donnelly	COUNTY AND STATE EXECUTED
President
FILED
/s/ Mark Dietz	6/12/97	In the office of the Secretary of State
SIGNATURE OF PARTNER	DATE EXECUTED	of the State of California
LEGAV Corporation, A California Corporation
By:	Mark Dietz, Vice President	Dallas, Texas
TYPE OR PRINT NAME OF PARTNER	COUNTY AND STATE EXECUTED	JUN 19 1997

RETURN TO:
NAME:	McDermott, Will & Emery	/s/ Bill Jones
ATTN:	Jill M. Draffin, Esq.	BILL JONES, Secretary of State
ADDRESS:	1301 Dove Street, Suite 500

[State of California Seal]	I hereby certify that the foregoing transcript of 1 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State’s office.
Date:	NOV 05 2010

/s/ Debra Bowen
DEBRA BOWEN, Secretary of State